FDIC loss share (expense) income	12 Months Ended
Dec. 31, 2017
Disclosure Text Block
FDIC Loss Share (Expense) Income

Note 37 – FDIC loss share (expense) income

The caption of FDIC loss-share (expense) income in the consolidated statements of operations consists of the following major categories:

	Years ended December 31,
(In thousands)	2017	2016	2015
Amortization of loss share indemnification asset	$(469)	$(10,201)	$(66,238)
80% mirror accounting on credit impairment losses[1]	3,136	(239)	15,658
80% mirror accounting on reimbursable expenses	2,454	8,433	73,205
80% mirror accounting on recoveries on covered assets, including rental income
on OREOs, subject to reimbursement to the FDIC	2,405	(31,338)	(13,836)
Change in true-up payment obligation	(11,700)	(33,413)	9,559
Arbitration decision charge	-	(136,197)	-
Other	(5,892)	(4,824)	1,714
Total FDIC loss share (expense) income	$(10,066)	$(207,779)	$20,062
[1] Reductions in expected cash flows for ASC 310-30 loans, which may impact the provision for loan losses, may consider reductions in both principal and interest cash flow expectations. The amount covered under the FDIC loss sharing agreements for interest not collected from borrowers is limited under the agreements (approximately 90 days); accordingly, these amounts are not subject fully to the 80% mirror accounting.